Other Current Liabilities	12 Months Ended
Dec. 31, 2020
Other Liabilities Disclosure [Abstract]
Other Current Liabilities

Other Current Liabilities

Other current liabilities consisted of the following:

	At December 31,
	2020	2019
	(in thousands)
Third-party claims administration liability	$2,591	$2,182
Tax refund due to pre-merger unitholder	862	—
Current operating lease liability	364	—
Other	188	184

Total other current liabilities	$4,005	$2,366

Third-party claims administration liability represents cash deposits held on behalf of insurance partners to settle insurance claims. Tax refunds due to pre-merger unitholder reflects estimated tax refunds due to a unitholder of the pre-merger entity. Current operating lease liability represents the Company’s current operating lease liability for its corporate headquarters in Austin, Texas.